UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             W. S. INDUSTRIES, INC.
             ______________________________________________________
             (Exact Name of Registrant as Specified in Its Charter)


        NEVADA                                                   98-0439650
_______________________                                      ___________________
(State of Incorporation                                       (I.R.S. Employer
   or organization)                                          Identification no.)


                             2275 West 23rd Avenue.
                             Vancouver B.C. V6L 1N3
                    ________________________________________
                    (Address of Principal Executive Offices)


Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                        Name of each exchange on which
    to be so registered                        each class is to be registered
    ___________________                         _____________________________

          N/A                                             N/A


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-135225

Securities to be registered pursuant to Section 12(g) of the Act:

                                  COMMON STOCK
                                ________________
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-121044) is incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

Exhibit Number           Description

3.1                      Articles of Incorporation *

3.2                      By-Laws *

(*) Incorporated herein by reference to the exhibits of the same number in Registrant's Registration Statement on Form SB-2, as amended.


                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      W. S. INDUSTRIES, INC.


Date: August 6, 2007                  /s/ JAMES F. DEMPSEY
                                          ____________________
                                          James F. Dempsey
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)
                                          Secretary, Treasurer
                                          (Chief Financial and Accounting
                                          Officer) and Director